EXHIBIT 31

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES OXLEY ACT OF 2002
CERTIFICATION

I, Mehboob Charania, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Superlattice Power, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a  material fact necessary to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my  knowledge,  the  financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
I am responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))for the registrant and have:

a.
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about  the effectiveness  of the disclosure controls and procedures, as of the  end of the period  covered by this report  based on such  evaluation; and

d.
disclosed  in this  report any change in the  registrant's internal control  over financial   reporting   that   occurred during the registrant's  most recent  fiscal  quarter (the  registrant's  fourth quarter  in  the  case  of an annual report) that has materially affected, or  is  reasonably  likely  to  materially affect,  the registrant's internal control over financial  reporting; and

5.
The Registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

a.
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

DATE: March 17, 2011	/s/ Mehboob Charania
Mehboob Charania,
Chief Executive Officer and Principal Financial Officer